Statement of Additional Information Supplement -- December 3, 2001*

AXP Focus 20 Fund (May 30, 2001) S-6003-20 C (5/01)
AXP Innovations Fund (December 29, 2000) S-6395-20 D (12/00)
AXP Small Cap Growth Fund (May 30, 2001) S-6301-20 C (5/01)
AXP Utilities Income Fund (August 29, 2001) S-6341-20 V (8/01)

The following changes will be effective on or about February 7, 2002.

The FUND NAMES will be changed as follows:

Old Name                            New Name
AXP Focus 20 Fund                   AXP Focused Growth Fund
AXP Innovations Fund                AXP Global Technology Fund
AXP Small Cap Growth Fund           AXP Partners Small Cap Growth Fund
AXP Utilities Income Fund           AXP Utilities Fund

For AXP Utilities Income Fund only:

The section "INVESTMENT STRATEGIES AND TYPES OF INVESTMENTS" will be revised as follows:

o Under normal market conditions, the Fund will invest at least 80% of its net assets in securities of companies in the utilities industry. The Fund will provide shareholders with at least 60 days notice of any change in the 80% policy.



S-6341-22 A (11/01)
* Valid until next prospectus date

Destroy August 29, 2002